SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [ X ]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                           FIRST FINANCIAL FUND, INC.
                (Name of Registrant as Specified In Its Charter)


                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          1) Title of each class of securities to which transactions applies:

          2) Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          4) Proposed maximum aggregate value of transaction:

          5) Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1) Amount Previously Paid:

          2) Form, Schedule or Registration Statement No.:

          3) Filing Party:

          4) Date Filed:

[GRAPHIC OMITTED - First Financial Fund]
                                                      FIRST FINANCIAL FUND, INC.
                                                     1680 38TH STREET, SUITE 800
                                                        BOULDER, COLORADO  80301


July 6, 2005


Dear Fellow Stockholder,

     You are cordially invited to attend the 2005 Annual Meeting of Stockholders of First Financial Fund, Inc., which will be held on Wednesday, August 24, 2005 at 9:00 a.m. Eastern Daylight Time (local time), at the Hotel Wyndham Boston, 89 Broad Street, Boston, Massachusetts, 02110. Details of the business to be presented at the meeting can be found in the accompanying Notice of Annual Meeting and Proxy Statement.

     I would like to use this opportunity to recognize Wellington Management and its Portfolio Manager, Nick Adams, for an exceptional performance in managing the Fund and giving its stockholders a wonderful ride. Recently, the Fund received two Lipper 2004 Performance Achievement Certificates. The Fund ranked number one in Lipper's Closed-End Equity Fund Performance for the 5 years and 10 years ending December 31, 2004. Thus, it beat all closed-end equity funds for fund performance for the 5 and 10 years then ended. Congratulations, Nick, on this achievement.

     We hope you plan to attend the meeting. Your vote is important. Whether or not you are able to attend, it is important that your shares be represented at the Meeting. Accordingly, we ask that you please sign, date and return the enclosed Proxy Card or vote via telephone or the Internet at your earliest convenience.

     On behalf of the Board of Directors and the management of First Financial Fund, Inc., I extend our appreciation for your continued support.

Sincerely,


/s/ Joel W. Looney
Joel W. Looney
Chairman of the Board

[GRAPHIC OMITTED - First Financial Fund]
                                                      FIRST FINANCIAL FUND, INC.
                                                     1680 38TH STREET, SUITE 800
                                                        BOULDER, COLORADO  80301


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on August 24, 2005


To the Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of First Financial Fund, Inc. (the "Fund"), a Maryland corporation, will be held at the Hotel Wyndham Boston, 89 Broad Street, Boston, Massachusetts, 02110, at 9:00 a.m. Eastern Daylight Time (local time), on August 24, 2005, for the following purposes:

     1.   The election of Directors of the Fund (Proposal 1).

     2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors of the Fund has fixed the close of business on June 22, 2005 as the record date for the determination of stockholders of the Fund entitled to notice of and to vote at the Annual Meeting.

                                        By Order of the Board of Directors,

                                        /s/ Stephanie Kelley
                                        STEPHANIE KELLEY
                                        Secretary

July 6, 2005

--------------------------------------------------------------------------------
STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD. THE PROXY CARD SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------


                      INSTRUCTIONS FOR SIGNING PROXY CARDS


     The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


                Registration                                    Valid Signature

                Corporate Accounts
                (1)  ABC Corp.                                  ABC Corp.
                (2)  ABC Corp.                                  John Doe, Treasurer
                (3)  ABC Corp., c/o John Doe Treasurer          John Doe
                (4)  ABC Corp. Profit Sharing Plan              John Doe, Trustee

                Trust Accounts
                (1)  ABC Trust                                  Jane B. Doe, Trustee
                (2)  Jane B. Doe, Trustee, u/t/d 12/28/78       Jane B. Doe

                Custodian or Estate Accounts
                (1)  John B. Smith, Cust.,                      John B. Smith
                  f/b/o John B. Smith, Jr. UGMA
                (2)  John B. Smith                              John B. Smith, Jr., Executor

[GRAPHIC OMITTED - First Financial Fund]
                                                      FIRST FINANCIAL FUND, INC.
                                                     1680 38TH STREET, SUITE 800
                                                        BOULDER, COLORADO  80301


                         ANNUAL MEETING OF STOCKHOLDERS

                                 August 24, 2005

                                 PROXY STATEMENT

     This proxy statement ("Proxy Statement") for First Financial Fund, Inc., a Maryland corporation (the "Fund"), is furnished in connection with the solicitation of proxies by the Fund's Board of Directors (collectively, the "Board" and individually, the "Directors") for use at the Annual Meeting of Stockholders of the Fund to be held on August 24, 2005, at 9:00 a.m. Eastern Daylight Time at the Hotel Wyndham Boston, 89 Broad St., Boston, Massachusetts, 02110, and at any adjournments and postponements thereof (the "Meeting"). A Notice of Annual Meeting of Stockholders and proxy card for the Fund accompany this Proxy Statement. Proxy solicitations will be made, beginning on or about July 6, 2005, primarily by mail, but proxy solicitations may also be made by telephone, by Internet on the Fund's web site, telegraph or personal interviews conducted by officers of the Fund and Investors Bank & Trust Company ("IBT"), the custodian and co-administrator of the Fund. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund. The Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its shares. The Board has fixed the close of business on June 22, 2005 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting.

     The Annual Report of the Fund, including audited financial statements for the fiscal period ended March 31, 2005, has been mailed to stockholders. Additional copies are available upon request, without charge, by calling EquiServe Trust Company, N.A. toll-free at (800) 451-6788. The report is also viewable online at the Fund's website at www.firstfinancialfund.com. The report is not to be regarded as proxy solicitation material.

     Wellington Management Company LLP ("Wellington" or the "Adviser"), 75 State Street, Boston, Massachusetts 02109, currently serves as the investment adviser to the Fund. Fund Administrative Services, L.L.C., serves as co-administrator to the Fund and is located at 1680 38th Street, Suite 800, Boulder, Colorado 80301. IBT acts as custodian and co-administrator to the Fund and is located at 200 Clarendon Street, Boston, Massachusetts, 02116. EquiServe Trust Company, N.A. acts as the transfer agent to the Fund and is located at P.O. Box 43011, Providence, Rhode Island 02940-3011.

     If the enclosed proxy is properly executed and returned by August 24, 2005 in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the election of the nominees for Directors and, in the discretion of the proxy holders, on any other matters that may properly come before the Meeting. Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and casting his or her votes in person or by submitting a letter of revocation or a later-dated proxy to the Fund's Secretary at the above address prior to the date of the Meeting.

     A quorum of the Fund's stockholders is required for the conduct of business at the Meeting. Under the bylaws of the Fund (the "Bylaws"), a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund as of the Record Date. In the event that a quorum is not present at the Meeting, the persons named as proxies may propose and vote for one or more adjournments of the Meeting. An adjournment for lack of a quorum requires the affirmative vote of the holders of a majority of the shares entitled to vote at the Meeting and present in person or by proxy. In the event that a quorum is present but sufficient votes to approve one or more proposals are not received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any proposal that did not receive the votes necessary for its passage. Any such adjournment will require the affirmative vote of a majority of votes cast on the matter at the Meeting. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any proposal against any such adjournment. With respect to those proposals for which there is represented a sufficient number of votes in favor, actions taken at the Meeting will be approved and implemented irrespective of any adjournments with respect to any other proposals.

     The Fund has one class of stock: common stock, par value $0.001 per share (the "Common Stock" or the "Shares"). On the Record Date, there were 23,062,973 Shares issued and outstanding. Each Share is entitled to one vote at the Meeting and fractional shares are entitled to proportionate shares of one vote.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS. The following table sets forth certain information regarding the beneficial ownership of the Shares as of the Record Date by each person who may be deemed by the Fund to beneficially own 5% or more of the Common Stock.



              Name of Owner*                   Number of Shares          Number of Shares            Percentage
                                              Directly Owned (1)        Beneficially Owned       Beneficially Owned
------------------------------------------- ------------------------ -------------------------- ----------------------
Badlands Trust Company, LLC  (1)(2)                          0               1,359,800                   5.90%
Stewart R. Horejsi Trust No. 2A (3)                  1,697,900               1,697,900                   7.36%
Ernest Horejsi Trust  No. 1B (1)                     1,730,700               1,730,700                   7.50%
Lola Brown Trust No. 1B (1)                          2,348,300               2,348,300                   10.18%
Mildred B. Horejsi Trust (1)                         1,922,400               1,922,400                   8.34%
Susan L. Ciciora Trust (1)                           1,359,800               1,359,800                   5.90%

                                            ------------------------ -------------------------- ----------------------
Aggregate Shares Owned by Horejsi                    9,059,100               9,059,100                   39.28%
Affiliates (defined below) **
------------------------------------------- ------------------------ -------------------------- ----------------------
T. Rowe Price Associates, Inc.***                    1,451,200               1,451,200                   6.29%

*    The address of each listed owner is c/o Badlands Trust Company, LLC, . 3601
     C. Street, Suite 600, Anchorage, AK 99503

** Aggregate number and percentage are less than the sum total of amounts shown for each owner because the same shares may be deemed beneficially owned by more than one party (see Footnotes 1 through 3 below).

*** These securities are owned by various individual and institutional investors which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities and Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. Shares stated are as reported in a Schedule 13G filed with the Securities and Exchange Commission on February 11, 2005.

(1)  Direct Ownership.  The Susan L. Ciciora Trust (the "Susan Trust"),  Mildred
     B. Horejsi Trust (the "Mildred Trust"), Lola Brown Trust No. 1B (the "Brown Trust"), Ernest Horejsi Trust No. 1B (the "EH Trust"), Stewart R. Horejsi Trust No. 2A ("SRH Trust"), Badlands Trust Company, LLC ("Badlands"), and Stewart R. Horejsi are, as a group, considered to be a "control person" of the Fund (as that term is defined in Section 2(a)(9) of the Investment Company Act of 1940, as amended (the "1940 Act")). The Susan Trust, Mildred Trust, Brown Trust, EH Trust, SRH Trust and Badlands directly own the shares indicated for such entity in the table above, totaling 9,074,900 (39.35%). However, these entities and other trusts or companies with interlocking management and/or common ownership may be deemed to indirectly own additional Fund shares, which are included in the table above.

(2) Ownership by Badlands. The number shown in the table includes shares that may be deemed to be beneficially owned indirectly by Badlands through direct or indirect ownership by the Susan Trust, Mildred Trust, Brown Trust, EH Trust and SRH Trust. Badlands is the sole trustee of the Susan Trust. Badlands, together with Brian Sippy and Susan Ciciora (Mr. Horejsi's daughter), is one of the trustees of the Mildred Trust. Badlands, together with Larry Dunlap and Ms. Ciciora, is one of three trustees of both the Brown Trust and the EH Trust. Badlands is a trust company organized under the laws of Alaska, which is wholly owned by the SRH Trust. The SRH Trust is an irrevocable trust organized by Mr. Stewart Horejsi for the benefit of his issue. On February 25, 2005, the Stewart R. Horejsi Trust No. 2 was divided into two sub-trusts, Trust 2A (i.e., the "SRH Trust" defined herein) and Trust 2B. The managers of Badlands are Larry Dunlap, Stephen C. Miller, Laura E. Tatooles,, Laura Rhodenbaugh, and Ron Kukes. Badlands and its directors disclaim beneficial ownership of shares owned directly by the Susan Trust, Mildred Trust, Brown Trust, EH Trust and SRH Trust.

(3) Indirect Ownership by SRH Trust. The number shown in the table reflects shares that may be deemed to be beneficially owned indirectly through the SRH Trust's ownership of Badlands. The trustees of the SRH Trust are Badlands, Laura E. Tatooles and Brian Sippy. Both the Trust and its trustees disclaim beneficial ownership of shares beneficially owned directly or indirectly by Badlands.

----------------------------

The Susan Trust, Mildred Trust, Brown Trust, EH Trust, SRH Trust and Badlands, as well as other Horejsi affiliated trusts and entities are collectively referred to herein as the "Horejsi Affiliates". Information as to beneficial ownership in the previous paragraph has been obtained from a representative of the beneficial owners; all other information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission (the "SEC") by such beneficial owners.

     As of the Record Date, Cede & Co., a nominee partnership of the Depository Trust Company held of record, but not beneficially, 22,073,623 shares or 95.71% of Common Stock outstanding of the Fund.

     As of the Record Date, the executive officers and directors of the Fund, as a group, owned 9,067,736 shares of Common Stock (this amount includes the aggregate shares of Common Stock owned by the Horejsi Affiliates set forth above), representing 39.32% of Common Stock.

     In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

                                   PROPOSAL 1

                        ELECTION OF DIRECTORS OF THE FUND

     The Charter provides that all of the Directors stand for election each year. The Board has nominated the following five Director nominees to stand for election, each for a one-year term and until their successors are duly elected and qualify: Richard I. Barr, Joel W. Looney, Dr. Dean L. Jacobson, Dennis R. Causier and Susan L. Ciciora. At a regularly scheduled meeting of the Board of Directors held on October 15, 2004, the Board accepted the resignation of Stephen C. Miller as a Director of the Fund. The remaining directors elected Dennis R. Causier as Mr. Miller's replacement. Mr. Miller, previously an interested director of the Fund, resigned in order to bring the Fund into compliance with recent SEC regulations that become effective in January 2006 and which require that 75% of the Board be non-interested directors. The above nominees have consented to serve as Directors if elected at the Meeting for the one-year term. If any of the designated nominees declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

     INFORMATION ABOUT DIRECTORS AND OFFICERS. Set forth in the following table is information about the nominees for election to the Board of Directors, all of whom are currently Directors of the Fund:

----------------------- ----------------------------- ---------------------------------------------------------
Name, Address*, Age         Position, Length of         Principal Occupation(s) and Other Directorships Held
                          Term Served, and Term of                   During the Past Five Years
                                   Office
----------------------- ----------------------------- ---------------------------------------------------------
Independent Directors
----------------------- ----------------------------- ---------------------------------------------------------

Joel W. Looney          Director and Chairman of                Partner,  Financial  Management  Group,  LLC (investment
Chairman                the Board of the Fund since             adviser)  since July 1999;  CFO,  Bethany  College  from
Age:  43                August 2003. Current                    1995-1999;  Director,  Boulder Total Return Fund,  Inc.,
                        Nominee for a term to                   since  2001;  Director,  Boulder  Growth & Income  Fund,
                        expire at the 2006 annual               Inc. since 2002 and Chairman of the Board since 2003..
                        meeting.

Richard I. Barr         Director of the Fund since              Retired. From 1963-2001,  Manager of Advantage Sales and
Age:  68                August 2001.  Current                   Marketing, Inc. (food and beverage);  Director,  Boulder
                        Nominee for a term to                   Total Return Fund,  Inc., since 1999 and Chairman of the
                        expire at the 2006 annual               Board  since  2003;  Director,  Boulder  Growth & Income
                        meeting.                                Fund, Inc., since 2002.

Dr. Dean L. Jacobson    Director of the Fund since              Founder and President of Forensic Engineering, Inc. (engineering
Age   66                August 2003. Current nominee            investigations)Professor Emeriltus at Arizona state University since
                        for a term to expire at the 2006        1997; prior to 1997, Professor of Engineering at Arizona State
                        annual meeting                          University; Director, Boulder Total Return Fund, Inc. since October
                                                                2004.

Dennis R. Causier       Director of the Fund since              Retired.   From   1966-2001,   Managing   Director   and
Age:  58                October 2004.  Current                  Chairman   of   P.S.   Group   PLC    (engineering   and
                        Nominee for a term to                   construction);   owner,  Professional  Yacht  Management
                        expire at the 2006 annual               Services (yacht management);  Director, Boulder Growth &
                        meeting.                                Income Fund, Inc. since October 2004.

Interested Directors**
----------------------- ----------------------------- ---------------------------------------------------------

Susan L. Ciciora        Director since August 2003.             Trustee of the Brown  Trust and the EH Trust;  Director,
                        Current Nominee for a term              Boulder Growth & Income Fund,  Inc. from January 2002 to
Age: 40                 to expire at the 2006                   May 2004;  Director,  Boulder  Total  Return  Fund since
                        annual meeting.                         November 2001.


* Unless otherwise specified, the Directors' respective addresses are c/o First Financial Fund, Inc., 1680 38th Street, Suite 800, Boulder, Colorado 80301.

** Ms. Ciciora is an "interested person" as a result of the extent of beneficial ownership of Fund shares and by virtue of her indirect beneficial ownership of Fund Administrative Services, L.L.C..

----------------------------

     From the late 1980's until January, 2001, Mr. Looney served, without compensation, as one of three trustees of the Mildred Trust, an affiliate of the EH Trust.

     The names of the executive officers of the Fund are listed in the table below. Each officer was elected to office by the Board at a meeting held on April 26, 2005. This table also shows certain additional information. Each officer will hold such office until a successor has been elected by the Board.

------------------------------ --------------------------       ----------------------------------------------------------
                                  Position, Length of                   Principal Occupation(s) and Other Directorships held
Name, Address, Age             Term Served, and Term of                         During the Past Five Years
                               Office
------------------------------ --------------------------       ----------------------------------------------------------
Stephen C. Miller              President of the Fund            President of and General Counsel for Boulder Investment
1680 38th Street,              since August 2003  and           Advisers, LLC ("BIA"); Manager, Fund Administrative
Suite 800                      Director from August             Services, LLC ("FAS"); Vice President of Stewart
Boulder, CO 80301              2003 through October             Investment Advisers ("SIA"); Director and President of
Age:  52                       2004.  Appointed                 Boulder Total Return Fund, Inc., since 1999 (resigned as
                               annually.                        Director in 2004); Director and President of Boulder Growth & Income
                                                                Fund, Inc. since 2002 (resigned as Director in 2004); President and
                                                                General Counsel, Horejsi, Inc.(liquidated in 1999); General Counsel,
                                                                Brown Welding Supply, LLC (sold in 1999); officer of various other
                                                                Horejsi  Affiliates; Of Counsel, Krassa & Miller, LLC since 1991.

Carl D. Johns                  Chief Financial Officer, Chief   Vice President and Treasurer of BIA and Assistant Manager of FAS,
1680 38th Street,              Accounting Officer, Vice         since April, 1999; Vice President, Chief Financial Officer, Chief
Suite 800                      President and Treasurer since    Accounting Officer and Treasurer, Boulder Total Return Fund, Inc.,
Boulder, CO 80301              August 2003. Appointed           since 1999;Vice President, Chief Financial Officer, Chief Accounting
Age: 42                        annually.                        Officer and Treasurer, Boulder Growth & Income Fund, Inc., since
                                                                2002.

Stephanie Kelley               Secretary since August 2003.     Secretary, Boulder Total Return Fund, Inc., since 2000; Secretary
1680 38th Street,              Appointed annually               Boulder Growth & Income Fund, Inc., since 2002; Assistant Secretary
Suite 800                                                       and Assistant Treasurer of various Horejsi Affilliates; employee of
Boulder, CO 80301                                               FAS since March 1999.
Age:  48

Nicole L. Murphey              Assistant Secretary since        Assistant Secretary, Boulder Total Return Fund, Inc. since 2000.
1680 38th Street,              August 2003. Appointed           Assistant Secretary of Boulder Growth & Income Fund, Inc. Since
Suite 800                      annually                         2002; employee of FAS since July 1999
Boulder, CO 80301
Age:  28


     Set forth in the following table are the nominees for election to the Board, assuming Proposal 1 is approved (all of whom are current Directors of the Fund) together with the dollar range of equity securities beneficially owned by each Director as of the Record Date.

-------------------------------------- --------------------------------
     Independent Directors (the            Dollar Range of Equity
"Independent Directors") and Nominees      Securities in the Fund

        Dean L. Jacobson                        $10,001 to $50,000
        Richard I. Barr                         Over $100,000
        Joel W. Looney                          $10,001 to $50,000
        Dennis R. Causier                       $10,001 to $50,000

        Interested Directors and Nominees
-------------------------------------- --------------------------------
        Susan L. Ciciora                        Over $100,000+


+ 9,059,100 Shares of the Fund are held collectively by the Horejsi Affiliates (defined above). Accordingly, Ms. Ciciora may be deemed to have indirect beneficial ownership of such Shares. Ms. Ciciora disclaims all such beneficial ownership. Ms. Ciciora does not directly own any shares of the Fund.
----------------------------

     None of the Independent Directors or their family members owned beneficially or of record any securities of the Adviser or any person directly or indirectly controlling, controlled by, or under common control with the Adviser.

     DIRECTOR AND OFFICER COMPENSATION. The following table sets forth certain information regarding the compensation of the Fund's Directors for the fiscal year ended March 31, 2005. No persons (other than the Independent Directors, as set forth below) currently receive compensation from the Fund for acting as a Director or officer. Directors and executive officers of the Fund do not receive pension or retirement benefits from the Fund. Directors receive reimbursement for travel and other out of pocket expenses incurred in connection with Board meetings.

                                              Aggregate
                                             Compensation
Name of Person and Position with the        from the Fund
Fund                                           Paid to
                                              Directors
----------------------------------------- -------------------

Dean Jacobson, Director                         $28,000
Richard I. Barr, Director                       $28,000
Joel W. Looney, Director and Chairman           $35,000
of the Board
Dennis Causier, Director                        $13,033
Susan L. Ciciora, Director                      $0

Each Director of the Fund who was not a director, officer or employee of the Adviser, FAS, or any of their affiliates, receives a fee of $8,000 per annum plus $4,000 for each in person meeting of the Board of Directors and $500 for each telephonic meeting of the Board. In addition, the Chairman of the Board and the Chairman of the Audit Committee receive $1,000 per meeting and each member of the Audit Committee receives $500 per meeting. Each Director of the Fund is reimbursed for travel and out-of-pocket expenses associated with attending Board and Committee meetings. The Board held nine meetings (five of which were held by telephone conference call) during the fiscal year ended March 31, 2005. Each Director currently serving in such capacity for the entire fiscal year attended at least 75% of the meetings of Directors and any Committee of which he is a member. Each Director currently serving and who served less than the entire fiscal year attended at least 75% of such meetings held during their tenure as Director. The aggregate remuneration paid to the Directors of the Fund for acting as such during the fiscal year ended March 31, 2005 amounted to $104,032.97.


                      COMMITTEES OF THE BOARD OF DIRECTORS

     AUDIT COMMITTEE; REPORT OF AUDIT COMMITTEE. The purposes of the Audit Committee are to assist Board oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the independent auditor's qualifications and independence and the performance of the Fund's independent auditors. The Audit Committee reviews the scope and results of the Fund's annual audit with the Fund's independent accountants and recommends the engagement of such accountants. Management, however, is responsible for the preparation, presentation and integrity of the Fund's financial statements, and the independent accountants are responsible for planning and carrying out proper audits and reviews. The Board of Directors adopted a written charter for the Audit Committee on August 19, 2003 and most recently amended the Charter on January 23, 2004. A copy of the Audit Committee Charter was attached as an appendix to the Fund's proxy in 2004. The Audit Committee is composed of all of the Fund's independent Directors, consisting of Dr. Jacobson and Messrs. Looney, Barr and Causier. Each member of the Audit Committee is independent, as that term is defined by the NYSE Listing Standards. The Audit Committee met four times during the fiscal year ended March 31, 2005.

     In connection with the audited financial statements as of and for the period ended March 31, 2005 included in the Fund's Annual Report for the period ended March 31, 2005 (the "Annual Report"), at meetings held on April 26, 2005, and May 24, 2005, the Audit Committee considered and discussed the audited financial statements with management and the independent accountants, and
discussed  the  audit  of  such  financial   statements   with  the  independent
accountants.

     The Audit Committee has received the written disclosures and letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the independent accountants their independence. The Audit Committee discussed with the independent accountants the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent accountants required by Statement of Auditing Standards No. 61, Communications With Audit Committees, as currently modified or supplemented.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund in any accounting, financial management or internal control capacity. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

     Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants and subject to the limitation on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit
Committee of the Fund recommended to the Board that the audited financial statements be included in the Fund's Annual Report and be mailed to stockholders and filed with the SEC.

     Submitted by the Audit Committee of the Fund's Board of Directors:

                  Joel W. Looney
                  Richard I. Barr
                  Dean L. Jacobson
                  Dennis R. Causier

     NOMINATING COMMITTEE. The Board of Directors has a nominating committee (the "Nominating Committee") consisting of Dr. Jacobson and Messrs. Looney, Barr and Causier, which is responsible for considering candidates for election to the Board in the event a position is vacated or created. Each member of the Nominating Committee is independent, as that term is defined by the NYSE Listing Standards. The Nominating Committee met twice during the fiscal year ended March 31, 2005. The Nominating Committee met on October 11, 2004 and October 15, 2004 to consider the nomination of Dennis R. Causier. Mr. Causier was being considered to fill a vacancy on the Board resulting from the resignation of Stephen C. Miller as a Director of the Fund. Mr. Miller, previously an interested director of the Fund, resigned in order to bring the Fund into compliance with recent SEC regulations which become effective in January 2006 and which require that 75% of the Board be non-interested directors. The Board of Directors has adopted a charter for the Nominating Committee that is available on the Fund's website, www.firstfinancialfund.com.

     The Nominating Committee does not have a formal process for identifying candidates. The Nominating Committee takes into consideration such factors as it deems appropriate when nominating candidates. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof. The Nominating Committee will consider all qualified candidates in the same manner. The Nominating Committee may modify its policies and procedures for director nominees and recommendations in response to changes in the Fund's circumstances, and as applicable legal or listing standards change.

     The Nominating Committee would consider director candidates recommended by stockholders (if a vacancy were to exist) and submitted in accordance with applicable law and procedures as described in this Proxy Statement (see "Submission of Stockholder Proposals" below). Such recommendations should be forwarded to the Secretary of the Fund.

     The Fund does not have a compensation committee.


                          OTHER BOARD-RELATED MATTERS.

     Stockholders who wish to send communications to the Board should send them to the address of the Fund and to the attention of the Board. All such communications will be directed to the Board's attention.

     The Fund does not have a formal policy regarding Board member attendance at the Annual Meeting of Stockholders; however, all of the Directors of the Fund who were Directors at that time attended the August 18, 2004 Annual Meeting of Stockholders.

Vote Required. The election of Messrs. Looney, Barr and Causier, Dr. Jacobson and Ms. Ciciora as Directors of the Fund will require the affirmative vote of a plurality of the votes cast by holders of the Common Stock at the Meeting in person or by proxy on Proposal 1.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF ALL THE NOMINEES.

                       SUBMISSION OF STOCKHOLDER PROPOSALS

     The Fund's Bylaws require stockholders wishing to nominate Directors or make proposals to be voted on at the Fund's annual meeting to provide notice of the nominations or proposals in writing delivered to the Secretary of the Fund. The Secretary must receive the nomination or proposal not less than 120 days in advance of the anniversary of the date of the Fund's proxy statement released to stockholders in connection with the previous year's annual meeting. In order to be considered at the Fund's 2006 annual meeting, stockholder nominations and proposals must be received by the Fund no later than March 8, 2006 and must satisfy the other requirements of federal securities laws. Any such nomination or proposal by a stockholder shall also set forth the information required by the Fund's By-laws with respect to each matter the stockholder proposes to bring before the annual meeting. The chairperson of the Meeting may refuse to acknowledge a nomination or other proposal by a stockholder that is not made in the manner described above.

                             ADDITIONAL INFORMATION

     INDEPENDENT ACCOUNTANTS. On May 18, 2004, the Audit Committee of the Board, consisting of those Directors who are not "interested persons" (as defined in the 1940 Act), selected KPMG LLP ("KPMG"), 99 High Street, Boston, Massachusetts 02110-2371, as independent accountants for the Fund for the Fund's fiscal year ending March 31, 2005. The selection of KPMG was ratified by the entire Board. A representative of KPMG will not be present at the Meeting but will be available by telephone and will have an opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

     PricewaterhouseCoopers LLP ("PWC"), 1177 Avenue of the Americas, New York, NY 10036, served as independent accountants for the Fund from February 18, 1997 to January 22, 2004. PWC resigned as independent accountants for the Fund effective January 22, 2004. PWC's reports on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the two fiscal years immediately preceding PWC's resignation, there have been no disagreements with such accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Set forth below are audit fees and non-audit related fees billed to the Fund for professional services received from KPMG for the Fund's fiscal years ended March 31, 2004 and 2005, respectively.


              Fiscal Year Ended        Audit Fees       Audit-Related Fees       Tax Fees*          All Other Fees
              -----------------        ----------       ------------------       ---------          --------------

                3/31/2004               $23,600                 $0              $5,600                  $ 0

                3/31/2005               $25,600                 $0              $6,000                  $ 0


* "Tax Fees" are those fees billed to the Fund by KPMG in connection with tax consulting services, including primarily the review of the Fund's income tax returns.

     The Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund's investment adviser and any service providers controlling, controlled by or under common control with the Fund's investment adviser ("affiliates") that provide on-going services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund, or to establish detailed pre-approval policies and procedures for such services in accordance with applicable laws. All of the audit, audit-related and tax services described above for which PWC and KPMG billed the Fund fees for the fiscal years ended March 31, 2004 and March 31, 2005 were pre-approved by the Audit Committee.

     KPMG has informed the Fund that it has no direct or indirect financial interest in the Fund. For the Fund's fiscal year ended March 31, 2005, KPMG did not provide any non-audit services or bill any fees for such services to the Adviser or any affiliates thereof that provide services to the Fund. For the Fund's fiscal year ended March 31, 2004, PWC billed fees to the Adviser in the amount of approximately $797,000 for other non-audit services provided to the Adviser.

     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act requires the Fund's Directors and officers, persons affiliated with the Fund's investment advisers, and persons who own more than 10% of a registered class of the Fund's securities, to file reports of ownership and changes of ownership with the SEC and the New York Stock Exchange. Directors, officers and greater-than-10% stockholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon the Fund's review of the copies of such forms it receives and written representations from such persons, the Fund believes that through the date hereof all such filing requirements applicable to such persons were complied with, except that Dr. Dean Jacobson, a Director, made two late filings on Form 4 covering his receipt of dividend reinvestment plan shares of the Fund's stock on December 30, 2003 and December 30, 2004.

     BROKER NON-VOTES AND ABSTENTIONS. A proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) . Proxies that reflect abstentions or broker non-votes (collectively "abstentions") will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. In circumstances where the vote to approve a matter is a percentage of votes cast (e.g., Proposal y1), abstentions do not constitute a vote "for" or "against" the proposal and will be disregarded in determining the "votes cast" on the proposal.

     OTHER MATTERS TO COME BEFORE THE MEETING. The Fund does not intend to present any other business at the Meeting, nor is it aware that any stockholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their discretion.

--------------------------------------------------------------------------------
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN ALL PROXY CARDS AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------

                                      PROXY


                           FIRST FINANCIAL FUND, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of First Financial Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Stephen C. Miller, Carl D. Johns, and Candace C. Cavalier, or any of them, as proxies for the undersigned, with full powers of substitution in each of them, to attend the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Hotel Wyndham Boston, 89 Broad Street, Boston, Massachusetts, 02110, at 9:00 a.m. Eastern Daylight Time (local time), on August 24, 2005, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and to otherwise represent the undersigned at the Annual Meeting with all the powers possessed by the undersigned if personally present at the Meeting. The votes entitled to be cast will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the nominees for Director. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, which are incorporated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Annual Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

This proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 .

Please refer to the Proxy Statement for a discussion of the Proposals.


1 Election of Directors: Nominees are Joel W. Looney, Richard I. Barr, Dr. Dean L. Jacobson, Dennis R. Causier and Susan L. Ciciora.
     FOR____ WITHHOLD___ FOR ALL EXCEPT ___

Instruction: If you do not wish your shares voted "for" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted "For" the remaining nominee(s).

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" ELECTION OF ALL THE NOMINEES


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EACH should sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.


Signature:  ____________________


Date:       ____________________


Signature:  ____________________


Date:       ____________________